SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                       Date of Report:  May 21, 1994



                         GERBER PRODUCTS COMPANY
         ------------------------------------------------------
          (Exact name of registrant as specified in its Charter)


        Michigan                1-4007                38-0558270
    ---------------    ------------------------   ------------------
    (State or Other    (Commission File Number)      IRS Employer
    Jurisdiction of                               Identification No.
    Incorporation)



                             445 State Street
                             Fremont, Michigan
                 ----------------------------------------
                 (Address of Principal Executive Offices)


                                   49413
                                ----------
                                (Zip Code)


                              616-928-2000
                     ------------------------------
                     (Registrant's Telephone Number)

Item 5.  Other Events.

     On May 21, 1994, Gerber Products Company (the "Company") and Sandoz Ltd. entered into a definitive agreement (as the same may be amended from time to time, the "Merger Agreement") for Sandoz Ltd. to acquire all of the issued and outstanding shares of common stock ("Shares"), including the associated Rights (as defined below), of the Company at $53.00 per share in cash. Pursuant to the Agreement, SL Sub Corp., an indirect wholly owned subsidiary of Sandoz Ltd., will commence a tender offer (the "Offer") for all Shares on or prior to May 27, 1994, and the Offer will be followed by a Merger in which any remaining Shares (other than common stock held by shareholders who have perfected any appraisal rights available under Michigan law) will be converted into the right to receive $53.00 per Share in cash or any higher price per Share that may be paid in the Offer. The joint press release, dated May 23, 1994, is attached hereto as an exhibit and incorporated herein by reference.

     Effective May 21, 1994, the Board of Directors of Gerber Products Company (the "Company") amended the Rights Agreement (the "Rights Agreement"), dated as of July 25, 1990, between the Company and Harris Trust and Savings Bank, as Rights Agent (the "Rights Agent"). The amendment to the Rights Agreement is described below. The amended Rights Agreement sets forth the description and terms of the rights (the "Rights") held by holders of the Company's common stock to purchase shares of Series A Junior Participating Preferred Stock.

     Section 3(a) of the Rights Agreement was amended to provide that a Distribution Date will not occur as a result of the execution of the Merger Agreement, the commencement of a tender offer for Shares by SL Sub Corp. or its affiliates pursuant to the terms of the Merger Agreement or the beneficial ownership of Shares by SL Sub Corp. or its affiliates pursuant to the terms of the Merger Agreement unless and until the Board of Directors of the Company adopts a resolution affirmatively stating that the Distribution Date shall occur on a date set forth in such resolution and the Distribution Date shall thereafter be deemed to have occurred as of such date.

     The foregoing description of the amendment to the Rights
Agreement does not purport to be complete and is qualified in its entirety by reference to such amendment which is attached hereto as an exhibit and incorporated herein by reference.

     In addition, the Audited Consolidated Financial Statements of the Company and its Subsidiaries for the fiscal year ended
March 31, 1994 are attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits.

     Exhibits:

     4.1 First Amendment to Rights Agreement, dated as of May 21, 1994, between Gerber Products Company and Harris Trust and Savings Bank, as Rights Agent.

     20.1 Press Release dated May 23, 1994.

     99.1 Audited Consolidated Financial Statements of Gerber
          Products Company and its Subsidiaries for the fiscal year ended March 31, 1994.

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GERBER PRODUCTS COMPANY


                              By:  /s/ Stephen R. Clark
                                   --------------------------------
                                   Name:  Stephen R. Clark
                                   Title: Vice President and
                                            General Counsel


Date:  May 25, 1994

                               EXHIBIT INDEX


Exhibit        Description                             Page
- - -------        -----------                             ----

  4.1          First Amendment to Rights Agreement,
               dated as of May 21, 1994, between
               Gerber Products Company and
               Harris Trust and Savings Bank,
               as Rights Agent.

 20.1          Press Release dated May 23, 1994.

 99.1          Audited Consolidated Financial
               Statements of Gerber Products Company
               and its Subsidiaries for the fiscal
               year ended March 31, 1994.